UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2017

KEMPHARM, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Crosspark Road, Suite E126 Coralville, IA		52241
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (319) 665-2575

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

On January 9, 2017, KemPharm, Inc., or the Company, issued a press release announcing the results of its exploratory Phase 1, double-blind, single-dose, 2-treatment, 2-period, randomized, crossover study, or Study KP511.A01, intended to assess the pharmacokinetics, safety and intranasal abuse potential of KP511 Active Pharmaceutical Ingredient, or KP511 API, compared to equivalent doses of hydromorphone hydrochloride, or HM API. KP511 is KemPharm’s investigational prodrug of hydromorphone for the treatment of pain. The results of the study indicated that KP511 demonstrated statistically significant reduction in peak and overall hydromorphone exposure with KP511 API versus HM API. The improved pharmacokinetics of KP511 resulted in meaningful, statistically lower scores in the exploratory pharmacodynamic measures of “Drug Liking,” “Feeling High,” “Overall Drug Liking” and “Take Drug Again” when compared to HM API.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01          Other Events.

In the press release described above, on January 9, 2017, the Company announced the results of Study KP511.A01, its Phase I, double-blind, single-dose, 2-treatment, 2-period, randomized, crossover study of KP511. Study KP511.A01 was designed to assess the pharmacokinetics, safety and exploratory abuse potential of KP511 API compared to hydromorphone API after intranasal administration in twenty-six nondependent recreational opioid users who reported prior insufflation experience. The primary endpoint was pharmacokinetic evaluation of hydromorphone released from KP511 API and HM API. The secondary endpoint was safety. The exploratory endpoint was the abuse potential.

Mean peak hydromorphone exposure, or Cmax, was reduced by approximately 63% and median Tmax for hydromorphone was delayed by 30 minutes after insufflation of KP511 API when compared to HM API. Mean overall hydromorphone exposure with KP511 API was approximately 58% and 48% lower as measured by AUClast and AUCinf, respectively. In addition, mean cumulative hydromorphone exposures at time points following intranasal administration of KP511 were decreased from approximately 56% to 100% (higher reduction at earlier time points) with negligible hydromorphone plasma concentration prior to the 30-minute time point. The results demonstrated that KP511 prodrug may release hydromorphone at a significantly slower rate and lower extent after intranasal administration when compared to HM API. KemPharm believes the statistically significant reduction in hydromorphone exposure translated into statistically significant differences in the exploratory pharmacodynamic measures. Mean maximum scores, or Emax, of “Drug Liking” and “Feeling High” for KP511 were approximately 11.4 and 23.4 points lower, respectively. Additionally, mean “Overall Drug Liking” and “Take Drug Again” scores collected at 24 hours post-dose were approximately 16.0 and 13.3 points lower, respectively. Abuse measures were assessed on bipolar and unipolar (“Feeling High” only) visual analog scales.

In a retrospective assessment of drug preference after the last treatment, a significant majority of subjects (17 out of 26) preferred HM API over KP511 API indicating that KP511 may be less attractive for intranasal abuse. Several endpoints related to intranasal irritation including nasal burning, need to blow nose, nasal discharge and facial pain were higher (i.e., more severe) for KP511 versus HM API.

Also on January 9, 2017, the Company made available on the Company's website at www.kempharm.com, an investor presentation that includes, among other things, an update regarding the Company's product candidate pipeline. Management of the Company intends to deliver the presentation at investor meetings in January 2017. A copy of the presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K, the contents of which are incorporated herein by reference. The information contained in this Current Report on Form 8-K speaks only as the date hereof. While the Company may elect to update the information in this Current Report on Form 8-K in the future, the Company disclaims any obligation to do so except to the extent required by applicable law.

Caution Concerning Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements regarding the expected features, characteristics, development timeline and potential submission of NDAs for KP511/ER and KP511/IR. These forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties associated with: the Company's financial resources and whether they will be sufficient to meet the Company's business objectives and operational requirements; results of earlier studies and trials may not be predictive of future clinical trial results; the protection and market exclusivity provided by the Company's intellectual property; risks related to the drug discovery and the regulatory approval process; the impact of competitive products and technological changes; obligations to third parties regarding the potential commercialization or sale of KP511/ER or KP511/IR; and the FDA approval process, including without limitation any timelines for related approval. The Company's forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, and the Company’s other Periodic and Current Reports filed with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1

Press Release titled “KemPharm Reports Positive Data from Phase 1 Intranasal Pharmacokinetic Study of KP511, An Investigational Prodrug of Hydromorphone for the Treatment of Pain” dated January 9, 2017.

99.2	Presentation titled "Management Presentation" dated January 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEMPHARM, INC.

Date: January 9, 2017	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1

Press Release titled “KemPharm Reports Positive Data from Phase 1 Intranasal Pharmacokinetic Study of KP511, An Investigational Prodrug of Hydromorphone for the Treatment of Pain” dated January 9, 2017.

99.2	Presentation titled "Management Presentation" dated January 2017.